                                                             Exhibit 2

                               POWERS OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12th day of February, 2001.

                                    ARCH VENTURE FUND II, L.P.

                                    By:   ARCH Management Partners II, L.P.
                                          its General Partner

                                          By:   ARCH Venture Partners, L.P.
                                                its General Partner

                                                By:   ARCH Venture Corporation
                                                      its General Partner

                                                      By: /s/ Steven Lazarus
                                                          ----------------------
                                                          Managing Director

                                    ARCH II PARALLEL FUND, L.P.

                                    By:   ARCH Management Partners II, L.P.
                                          its General Partner

                                          By:   ARCH Venture Partners, L.P.
                                                its General Partner

                                                By:   ARCH Venture Corporation
                                                      its General Partner

                                                      By: /s/ Steven Lazarus
                                                          ----------------------
                                                          Steven Lazarus
                                                          Managing Director


                              Page 13 of 15 Pages

                                    ARCH MANAGEMENT PARTNERS II, L.P.

                                    By:   ARCH Venture Partners, L.P.
                                          its General Partner

                                          By:   ARCH Venture Corporation
                                                its General Partner

                                                By: /s/ Steven Lazarus
                                                    ----------------------------
                                                    Managing Director


                                    ARCH VENTURE PARTNERS, L.P.

                                    By:   ARCH Venture Corporation
                                          its General Partner

                                          By: /s/ Steven Lazarus
                                              ----------------------------
                                              Managing Director

                                    ARCH VENTURE CORPORATION

                                    By: /s/ Steven Lazarus
                                        ----------------------------
                                        Managing Director


                                    ARCH VENTURE FUND III, L.P.

                                    By:   ARCH Venture Partners, L.L.C.
                                          its General Partner


                                          By: /s/ Steven Lazarus
                                              ----------------------------
                                              Steven Lazarus
                                              Managing Director


                                    ARCH VENTURE PARTNERS, L.L.C.


                                          By:    /s/ Steven Lazarus
                                              ---------------------------------
                                                 Steven Lazarus
                                                 Managing Director


                                    /s/ Steven Lazarus
                                    ----------------------------
                                        Steven Lazarus




                              Page 14 of 15 Pages

                                    /s/ Keith Crandell
                                    ----------------------------
                                        Keith Crandell

                                    /s/ Robert Nelsen
                                    ----------------------------
                                        Robert Nelsen

                                    /s/ Clinton Bybee
                                    ----------------------------
                                        Clinton Bybee























                              Page 15 of 15 Pages